EXHIBIT 99.1

                                                          FOR IMMEDIATE RELEASE


        NUTEK, INC. ANNOUNCES SPIN-OFF OF SUBSIDIARY AND STOCK DIVIDEND

LAS VEGAS - October 20, 2003 -- Nutek, Inc. (OTCBB: NUTK) today announced the Company has notified the National Association of Securities Dealers (NASD) of its intention to issue a special stock dividend to shareholders. The Company has placed the patented TekPlate(TM) product and various related licenses, marketing agreements, etc., into a subsidiary corporation, which will be spun off from the parent Nutek as a wholly owned subsidiary. Thereafter, Nutek will declare a special dividend of a portion of such shares of the subsidiary to Nutek shareholders, as explained below.

We anticipate that the spin-off will allow this subsidiary access to additional capital through its own equity, rather than requiring dilution of the parent Nutek, and thus, would, if successful, allow owners of the shares of the new subsidiary to directly benefit from expected and projected growth and marketing of the TekPlate product. TekPlate(TM) is a specialty line of patented switch plate and outlet plate covers specifically designed to provide automatic illumination when the power fails.

Nutek will retain majority ownership of the subsidiary, with the shareholders of Nutek receiving one share of the subsidiary's common stock for approximately every 300 shares of Nutek common stock held, with the balance of the subsidiary's authorized shares set aside for future development. The record date for this special dividend (the "Dividend") is anticipated to be October 31, 2003 (the "Record Date").

The Dividend will take the form of a share certificate representing a number of shares of common stock of the subsidiary, as stated above, which will be distributed to the Company's beneficial stockholders of record as of the Record Date.

Certificates for the Dividend shares in the subsidiary, which is not yet publicly traded, will specify the name of the beneficial owner.

There will be two ways for stockholders to receive their Dividend certificate, as follows:

1. Obtaining Dividend For Nutek's Common Shares - If a stockholder is already a record owner of the Company, holding certificates for Nutek common stock issued in his, her or its name, no further action is needed. The transfer agent will mail a Dividend certificate directly to the record owner. To prevent any delay, we recommend shareholders confirm with the Company's transfer agent their address in the transfer agent's records. If you have or think you may have had a change of address since you were issued your stock certificate, please notify the transfer agent in writing of your change of address. The transfer agent's contact information is:

                    Transfer Online
                    227 SW Pine St., Suite 300
                    Portland, OR 97204
                    Attention: Myrna Singer
                    Fax No   : (503) 227-2950
                    Tel. No  : (503) 227-6874
                    Email    : MYRNA@TRANSFERONLINE.COM

PLEASE NOTE: If a stockholder does not yet hold shares of the Company's common stock in certificate form, but holds them in street name with a broker, such beneficial stockholders can request a stock certificate from their broker representing their ownership interest in the Company's common stock. If such certificate is issued to a stockholder prior to the Record Date, that stockholder need do nothing further. The Company's transfer agent will then mail the Dividend certificate directly to those stockholders. To insure receipt of their Dividend certificate, the Company urges all stockholders who do not currently hold their shares of Nutek's common stock in certificate form, and who wish to take part in the Dividend distribution, to immediately request, in writing, from their broker an actual paper stock certificate representing their shares of the Company's common stock. To assist stockholders in this regard, a sample stockholder letter requesting a certificate evidencing their ownership of Nutek has been posted on the Company's website WWW.NUTK.COM. If you have requested a stock certificate from your broker and are experiencing difficulties or unusual delays in obtaining your stock certificate, the Company would like to hear from you immediately. You should notify the Company of any such problems via e-mail at CERTIFICATES@NUTK.COM or via fax at (702) 262-0033. Such notifications should include a copy of your brokerage statement reflecting your claimed ownership interest in Nutek.

2. Relying on Your Broker's Beneficial Owner List - If you elect not to obtain your stock certificate or a stock certificate that you requested is not issued by the Record Date, your broker will be submitting to the Company's transfer agent within five (5) business days after the Record Date a list of its beneficial owners of Nutek common stock as of the Record Date to enable the transfer agent to issue directly to such beneficial owners the Dividend certificate(s). If you are a stockholder who elected not to request your stock certificate or if you requested your stock certificate and do not receive it by the Record Date, you should contact your broker promptly after the Record Date to insure that your ownership interest in Nutek common stock, as of the Record Date, is included properly on the beneficial owner list that your broker is required to submit to the Company's transfer agent.

Stockholders and brokers should also note that Dividend certificates will be issued first to registered stockholders who hold their shares in certificate form in their name and then to those beneficial stockholders identified in the beneficial owner lists submitted by the brokers. The Company will commence mailing Dividend certificates to registered stockholders within ten (10) business days after the Record Date. Accordingly, brokers must submit their beneficial owner lists to the transfer agent within five (5) business days after the Record Date to enable the transfer agent to process the Dividend certificates.

About TekPlate(TM)
TekPlate(TM) is a specialty line of patented switch plate and outlet plate covers specifically designed to provide automatic illumination when the power fails. More information is available at WWW.TEKPLATE.COM.

About Nutek, Inc.
Nutek, Inc. (NUTK) is a public holding company with primary operations in three diverse industries: Datascension Inc. a leading data processing and market survey firm; Nutek Oil Inc., an oil and gas exploration and development company; and Nutek Inc., a developer and marketer of proprietary consumer/commercial products. Additional information is available at www.nutk.com.


SAFE HARBOR STATEMENT:
THIS  NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION  27A  OF  THE  UNITED  STATES  SECURITIES  ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, THE COMPANY'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. Forward-looking statements involve risks and uncertainties. Words such as "will," "anticipates," "believes," "plans," "goal," "expects," "future," "intends" and similar expressions are used to identify these forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks described in this press release. Such risks include, but are not limited to terrorist activities that may affect our business or the economy in general; lack of consumer acceptance; better products developed by other companies; technological obsolescence of our product(s); lack of funds to market our product; increase in costs of production, and similar risks. For further information about Nutek, Inc., please refer to its materials filed with the Securities and Exchange Commission and available on the SEC website at www.sec.gov.

CONTACT:

Accentuate PR (Media)
Julie Shepherd, 815-479-1833
julie@accentuatePR.com

or

Stock Enterprises (Investors)
James Stock, 866-242-2405
stockenter@aol.com